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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) August 12, 1997



                     SANCTUARY WOODS MULTIMEDIA CORPORATION
               (Exact name of registrant as specified in Charter)




           DELAWARE                      000-21510                      75-2444109
(State or other jurisdiction of    (Commission File Number)     (IRS Employer Identification
        incorporation)                                                    Number)




                             1825 SOUTH GRANT STREET
                           SAN MATEO, CALIFORNIA 94402
                    (Address of Principal Executive Offices)

                                 (415) 286-6000
              (Registrant's Telephone Number, Including Area Code)




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ITEM 2 ACQUISITION OR DISPOSITION ASSETS.

         a. GENERAL.

         Pursuant to an Agreement and Plan of Reorganization dated June 4, 1997 (the "Reorganization Agreement") by and among Sanctuary Woods Multimedia Corporation, a Delaware corporation (the "Company" or "Sanctuary Woods"), Teacher Acquisition Corporation, a wholly-owned subsidiary of Sanctuary Woods and a Delaware corporation ("Sub"), and Theatrix Interactive, Incorporated, a Delaware corporation ("Theatrix"), Sanctuary Woods acquired Theatrix by means of a statutory merger (the "Merger") of Sub into Theatrix, with Theatrix remaining as the surviving corporation in the Merger (the "Surviving Corporation"). The Merger became effective August 12, 1997 immediately upon the filing of a Certificate of Merger with the Secretary of State of the State of Delaware (the "Effective Time"). Following the Merger, Theatrix became a wholly-owned subsidiary of Sanctuary Woods. Pursuant to Section 1.6 of the Reorganization Agreement, at the Effective Time, 3,102,528 shares of Common Stock of Sanctuary Woods (the "Sanctuary Woods Shares") were either (a) issued in exchange for all of the issued and outstanding capital stock of Theatrix ("Theatrix Capital Stock") or (b) reserved for issuance upon the exercise of (i) all unexpired and unexercised stock options to acquire Common Stock of Theatrix outstanding under the Theatrix 1995 Stock Option Plan (the "Theatrix Stock Options") and (ii) all warrants to purchase Common Stock of Theatrix then outstanding (the "Theatrix Warrants"), which options and warrants were assumed by Sanctuary Woods. Pursuant to Section 1.7 of the Reorganization Agreement, at 15 months after the Effective Time, up to 500,000 shares of Sanctuary Woods' Common Stock may be issued to Theatrix securityholders upon the occurrence of certain specified conditions. Pursuant to Section 5.14 of the Reorganization Agreement, at the Effective Time, Sanctuary Woods issued a warrant to purchase 500,000 shares of Common Stock of Sanctuary Woods to Kingdon Capital, the sole holder of Theatrix Series C Preferred Stock. Additionally, pursuant to Section 10.2 of the Reorganization Agreement, at the Effective Time, Sanctuary Woods issued a warrant to purchase 100,000 shares of Common Stock of Sanctuary Woods to Montgomery Securities.

         b. MATERIAL FEATURES OF THE MERGER.

         CONVERSION OF THEATRIX CAPITAL STOCK. Pursuant to the Reorganization Agreement, at the Effective Time, an aggregate of 3,102,528 Sanctuary Woods Shares were issued to the security holders of Theatrix as set forth below. Each share of Common Stock of Theatrix ("Theatrix Common Stock") issued and outstanding at the Effective Time, other than shares subject to validly exercised dissenters' rights in accordance with the Delaware General Corporation Law ("DGCL") or shares owned by Sub, Theatrix or Sanctuary Woods, were converted into the right to receive that number of shares of Common Stock of Sanctuary Woods ("Sanctuary Woods Common Stock") determined by dividing 142,080 by the sum of (i) the number of shares of Theatrix Common Stock issued and outstanding immediately prior to the Effective Time plus (ii) the number of shares of Theatrix Common Stock issuable upon exercise of any Theatrix Stock Option or Theatrix Warrant issued and outstanding immediately prior to the Effective Time (the "Common Exchange Ratio"). Each share of Series A Preferred Stock of Theatrix ("Theatrix Series A") issued and outstanding at the Effective Time, other than shares subject to validly exercised dissenters' rights in accordance with the DGCL, were converted into the right to receive that number of shares of Sanctuary Woods Common Stock determined by dividing 614,979 by the number of shares of Theatrix Series A issued and outstanding immediately prior to the Effective Time (the "Series A Exchange Ratio"). Each share of Series B Preferred Stock of Theatrix ("Theatrix Series B") issued and outstanding at the Effective Time, other than shares subject to validly exercised dissenters' rights in accordance with the DGCL, were converted into the right to receive that number of shares of Sanctuary Woods Common Stock determined by dividing 882,640 by the number of shares of Theatrix Series B issued and outstanding immediately prior to the Effective Time (the "Series B Exchange Ratio"). Each share of Series C Preferred Stock of Theatrix ("Theatrix Series C") issued and outstanding at the Effective Time, other than shares subject to validly exercised dissenters'


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rights in accordance with the DGCL, were converted into the right to receive that number of shares of Sanctuary Woods Common Stock determined by dividing 1,462,829 by the number of shares of Theatrix Series C issued and outstanding immediately prior to the Effective Time (the "Series C Exchange Ratio"). In addition, Kingdon Capital, the sole holder of Theatrix Series C, was issued a warrant to purchase 500,000 shares of Sanctuary Woods Common Stock at an exercise price of $3.00 per share in the form attached to the Reorganization Agreement as Exhibit A. Each share of Theatrix Capital Stock owned by Sub, Sanctuary Woods or Theatrix was canceled without any conversion thereof.

         ASSUMPTION OF THEATRIX OPTIONS AND THEATRIX WARRANTS. All Theatrix Stock Options and Theatrix Warrants were assumed by Sanctuary Woods and replaced with like options or like warrants, as applicable, to purchase shares of Sanctuary Woods Common Stock, except that (1) the number of shares subject to such an assumed option or warrant is the product of the number of shares of Theatrix Common Stock subject to such option or warrant multiplied by the Common Exchange Ratio (rounded down to the nearest whole number of shares of Sanctuary Woods Common Stock) and (2) the per share exercise price of such an assumed option or warrant is the quotient obtained by dividing the exercise price of such option or warrant by the Common Exchange Ratio (rounding the resulting exercise price up the nearest whole cent). It is the intention of the parties that each assumed option qualify as an "incentive stock option" ("ISO") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), to the extent that such option constituted an ISO immediately prior to the Effective Time. No assumed option will entitle the holder thereof to any additional benefits within the meaning of Section 424(a)(2) of the Code that were not available prior to such assumption.

         FRACTIONAL SHARES. No fractional shares of Sanctuary Woods Common Stock were issued; however, in lieu thereof, each holder of shares of Theatrix Capital Stock who would otherwise be entitled to receive a fraction of a share of Sanctuary Woods Common Stock shall receive from Sanctuary Woods an amount of cash (rounded to the nearest whole cent) equal to the product of (i) such fraction, multiplied by (ii) $2.40.

         CONTINGENT SHARES. In addition to the shares of Sanctuary Woods Common Stock to which holders of Theatrix Capital Stock are entitled as set forth above, holders of Theatrix Capital Stock issued and outstanding at the Effective Time shall be entitled to receive up to an aggregate of 500,000 shares of Sanctuary Woods Common Stock (the "Contingent Shares") 15 months following the Effective Time (the "Contingent Payment Period"). The exact number of Contingent Shares available for distribution shall be determined by multiplying 500,000 by a fraction, (x) the numerator of which shall be the amount that net revenues, for the one-year period immediately following the Effective Time, attributable to all revenues from the sale, distribution, licensing or use of Theatrix products available and in development as of the date of the Reorganization Agreement, less actual returns, price mark downs and other discounts customarily taken with respect to such products for the period beginning ninety days (90) after the Effective Time and ending ninety days after the end of the one-year period following the Effective Time, exceeds $2,000,000, and (y) the denominator of which shall be 2,000,000. In the event that, prior to the end of the Contingent Payment Period, a merger or consolidation of Sanctuary Woods with or into any other corporation or corporations shall have occurred in which the stockholders of Sanctuary Woods immediately prior to such merger or consolidation shall own less than fifty percent (50%) of the voting securities of the surviving corporation immediately after such merger or consolidation, the surviving corporation or the surviving corporation's parent shall issue all of the Contingent Shares (or the maximum number of securities into which the Contingent Shares were converted as a result of the merger or consolidation). A more detailed description of the Contingent Shares and the distribution thereof, if any, may be found in Section 1.7 of the Reorganization Agreement incorporated herein by reference to Exhibit 10.26 to Registrant's report on Form 10-K filed on June 30, 1997, File No. 000-21510.



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         ESCROW FUND. At the Effective Time, the stockholders of Theatrix were deemed to have received and deposited with an escrow agent an aggregate number of shares of Sanctuary Woods Common Stock approximately equal to .10 multiplied by the aggregate number of shares of Sanctuary Woods Common Stock issued in respect of issued and outstanding shares of Theatrix Capital Stock (not including the Contingent Shares or shares issuable on exercise of outstanding Theatrix Options or Theatrix Warrants), such deposit to constitute an escrow fund (the "Escrow Fund"). The Escrow Fund shall be available and in the absence of fraud shall be the sole remedy to compensate Sanctuary Woods for certain claims, losses, liabilities, damages, deficiencies, costs and expenses, including reasonable attorneys' fees and expenses, and expenses of investigation and defense, to the extent they are incurred directly or indirectly as a result of any inaccuracy or breach by Theatrix of any representation or warranty, or any failure by Theatrix to perform or comply with any covenant contained in the Reorganization Agreement (collectively the "Escrow Claims"). Sanctuary Woods may not receive any shares from the Escrow Fund unless and until the aggregate of all Escrow Claims exceeds $50,000, and in such case Sanctuary Woods may recover from the Escrow Fund the total amount of such Escrow Claims including the first $50,000. The Escrow Fund shall terminate on the date that is one year following the closing of the Merger and the shares of Sanctuary Woods Common Stock remaining in the Escrow Fund at such time shall be distributed to the Theatrix stockholders in proportion to their respective original contributions to the Escrow Fund.


ITEM 7 FINANCIAL STATEMENTS AND EXHIBITS.

         The following financial statements and exhibits are filed as part of this Report, where indicated.

         (a) Financial statements of business acquired, prepared pursuant to Rule 3-05 of Regulation S-X:

                  The financial statements are unavailable as of the date of this filing. Such information will be filed on or before the sixtieth day following the filing date of this Current Report on Form 8-K.

         (b) Pro forma financial information required pursuant to Article 11 of Regulation S-X:

                  The pro forma financial information is unavailable as of the date of this filing. Such information will be filed on or before the sixtieth day following the filing date of this Current Report on Form 8-K.

         (c)      Exhibits in accordance with Item 601 of Regulation S-K:

         Exhibit No.       Description
         -----------       -----------
         2.1               Agreement and Plan of Reorganization, dated as of
                           June 4, 1997, by and among Sanctuary Woods Multimedia
                           Corporation, Theatrix Interactive, Incorporated and
                           Teacher Acquisition Corporation. (Incorporated herein
                           by reference to Exhibit 10.26 to Registrant's report
                           on Form 10-K filed on June 30, 1997, File No.
                           000-21510.)

         2.2               First Amendment to the Agreement and Plan of
                           Reorganization, dated as of August 8, 1997, by and between Sanctuary Woods Multimedia Corporation and
                           Theatrix Interactive, Incorporated.

         99.1              Press release dated August 14, 1997.


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
         99.2              Form of Warrant to Purchase Common Stock issued by
                           Sanctuary Woods to Kingdon Capital. (Incorporated herein by reference to Exhibit 10.26 to Registrant's report on Form 10-K filed on June 30, 1997, File No.
                           000-21510.)

         99.3              Form of Warrant to Purchase Common Stock issued by
                           Sanctuary Woods to Montgomery Securities.


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                                INDEX TO EXHIBITS



      EXHIBIT
      NUMBER               DESCRIPTION
      ------               -----------
         2.1               Agreement and Plan of Reorganization, dated as of
                           June 4, 1997, by and among Sanctuary Woods Multimedia
                           Corporation, Teacher Acquisition Corporation and
                           Theatrix Interactive, Incorporated. (Incorporated
                           herein by reference to Registrant's report on Form
                           10-K filed on June 30, 1997, File No. 000-21510.)

         2.2               First Amendment to the Agreement and Plan of
                           Reorganization, dated as of August 8, 1997, by and between Sanctuary Woods Multimedia Corporation and
                           Theatrix Interactive, Incorporated.

         99.1              Press release dated August 14, 1997.

         99.2              Form of Warrant to Purchase Common Stock issued by
                           Sanctuary Woods to Kingdon Capital. (Incorporated herein by reference to Exhibit 10.26 to Registrant's report on Form 10-K filed on June 30, 1997, File No.
                           000-21510.)

         99.3              Form of Warrant to Purchase Common Stock issued by
                           Sanctuary Woods to Montgomery Securities.



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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   SANCTUARY WOODS MULTIMEDIA CORPORATION



Dated:  August 27, 1997            By:      /s/ Marylyn Rosenblum
                                      ------------------------------------------
                                                Marylyn Rosenblum
                                                Chief Executive Officer